UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2025

Thumzup Media Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-42388	85-3651036
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10557 Jefferson Blvd
Los Angeles, CA	90232
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 403-6150

N/A

(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 22, 2025, Thumzup Media Corporation, a Nevada corporation, (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Form 8-K”) reporting the Company’s entry on August 19, 2025 into an Agreement and Plan of Merger (the “Merger Agreement”) with TZUP Merger Sub, Inc., a wholly-owned subsidiary of the Company (the “Merger Sub”) and Dogehash Technologies, Inc. (“Dogehash”), a Nevada corporation. Pursuant to the Merger Agreement, the Company will change its name to Dogehash Technologies Holdings, Inc. and the Merger Sub will merge with and into Dogehash.

The Company is filing this amendment to the Original Form 8-K (“Amendment”) to amend and supplement the Original 8-K to include historical financial statements of Dogehash and pro forma financial information as required by Item 9.01(a) and 9.01(b), respectively, of Form 8-K and that were excluded from the Original Form 8-K in reliance on the instructions to such items. Except as noted in this paragraph, no other information contained in the Original Form 8-K is amended or supplemented. This Amendment should be read together with the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of businesses acquired.

The following financial statements are filed as part of this report:

●	unaudited condensed consolidated financial statements of Dogehash from inception to June 30, 2025 and the notes thereto, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma condensed combined financial information of the Company for the six-month period ended June 30, 2025 giving effect to the acquisition of Dogehash, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Unaudited financial statements of Dogehash from inception to June 30, 2025
99.2	Unaudited pro forma financial statements for the six-month period ended June 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thumzup Media Corporation

Date: October 17, 2025	By:	/s/ Robert Steele
	Name:	Robert Steele
	Title:	Chief Executive Officer